UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 22, 2011

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2011, the Board of Directors increased the size of the Board from ten to twelve directors and appointed Mark A. Buthman as a Class III director and Douglas A. Michels as a Class II director.  The Board made the new appointments in anticipation of the August 2011 retirement of Class II directors John P. Neafsey and Geoffrey F. Worden under the Board’s retirement policy.  Mr. Buthman and Mr. Michels have agreed to stand for election at the 2011 Annual Meeting of Shareholders, and if elected, will serve through the balance of their terms.  Neither of them has yet been assigned to a Board committee.

Mr. Buthman and Mr. Michels will be entitled to the customary compensation arrangements for the Company’s non-employee directors—a $40,000 annual retainer; $1,500 for each Board meeting; and $1,000 for each committee meeting.  In addition, they will be eligible to participate in our Director Deferred Compensation Plan and are expected to receive awards of deferred stock consistent with past practice at our May Board meeting.  The Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 23, 2010 describes these arrangements under the heading “Compensation of Non-Employee Directors.”

Mr. Buthman and Mr. Michels will enter into our standard form of director indemnification agreement, the form of which was included as Exhibit 10.1 to our Current Report on Form 8-K filed January 6, 2009.

There were no arrangements or understandings between either Mr. Buthman or Mr. Michels and any other person pursuant to which either was elected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding either of them.

Item 7.01  Regulation FD Disclosure.

On February 24, 2011, the Company issued a press release announcing the appointment of Mr. Buthman and Mr. Michels to the Board and approval of a second quarter dividend which will be paid on May 4, 2011 to shareholders of record on April 20, 2011.  A copy of the press release is attached to this Report as Exhibit 99.1.  The information in Exhibit 99.1 to this Report is furnished pursuant to Item 7.01 of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release dated February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III, Vice President, General
Counsel and Secretary

February 24, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 24, 2011.